Supplement Dated October 4, 2007
to the Statement of Additional Information of each Fund listed below:

FDP SERIES, INC.
Marsico Growth FDP Fund
MFS Research International FDP Fund
Franklin Templeton Total Return FDP Fund
Van Kampen Value FDP Fund
BLACKROCK SERIES, INC.
BlackRock Small Cap Growth Fund II
BlackRock International Fund

Until December 3, 2007, the Statement of Additional Information of each fund listed above is supplemented as follows:

The holders of Investor C shares are eligible for the reinstatement privilege described in the section entitled
 "Redemption of Shares - Reinstatement Privilege - Investor A Shares" in the Statement of Additional Information of each Fund listed above.
Effective December 3, 2007, as currently stated in the Statement of Additional Information, holders of Investor C shares will not be eligible for the reinstatement privilege.




Code #REV-SAI-0907